State Farm Mutual Fund Trust Equity & Bond Fund	Summary Prospectus May 1, 2013 and as supplemented July 1, 2013

Ticker: SEBIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2013 and as supplemented July 1, 2013, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Equity and Bond Fund (the “Equity and Bond Fund” or the “Fund”) seeks long term growth of principal while providing some current income.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.00%
Distribution [and/or Service] (12b-1 fees) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees & Expenses	0.72%
Total Annual Fund Operating Expenses	0.82%
Less: Fee Waiver	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.72%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to reimburse the Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2014, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Institutional	$74	$252	$445	$1,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund.

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and

Page 1 Equity & Bond Fund

Westwood each manage approximately one-half of the Equity Fund’s portfolio.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach.

Westwood primarily invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

The Manager selects investments for the Bond Fund. The Bond Fund is invested primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.”

The Manager, Bridgeway, and Westwood may sell individual securities in the underlying funds for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater risk than U.S. Government bonds.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

An investment in this Fund may be appropriate for you if you are seeking long term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in this Fund if you have a short term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuation.

Page 2 Equity & Bond Fund

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at http://www.statefarm.com/mutual-funds/resources-tools/fund-performance/fund-performance.asp or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 8.59%,

during the second quarter of 2009.

Worst quarter: -13.75%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2012)

Equity and Bond Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	11.23%	1.99%	4.63%
Return After Taxes on Distributions—Institutional	10.71%	1.13%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	7.49%	1.26%	3.55%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	4.22%	5.95%	5.18%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	11.31%	3.82%	6.63%

SFIMC computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The equity portion of the Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	19

	Elena Khoziaeva	Investment Team Member	13

	Michael Whipple	Investment Team Member	10

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	14

	Lisa Dong	Senior Vice President and Product Director	13

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	3

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	10

	Varun Singh	Vice President and Research Analyst	1

Page 3 Equity & Bond Fund

	Name	Title	Length of Service (Years)
SFIMC	Joe Young	Vice President—State Farm Investment Management Corp.; Vice President— Fixed Income, State Farm Mutual Automobile Insurance Company	Since June 2011

	Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Office—Fixed Income, State Farm Mutual Automobile Insurance Company	15 Years

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Page 4 Equity & Bond Fund